Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to 18 U.S.C. Section 1350 Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
          In connection with the Annual Report of Herbalife Ltd., or Company, on Form 10-K for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof, or Report, I, Michael O. Johnson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael O. Johnson
Michael O. Johnson
Chief Executive Officer

February 23, 2010
          A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.